EXHIBIT 10(n)

                                 AMENDMENT NO. 1
                         TO LOAN AND SECURITY AGREEMENT


     This Amendment dated as of April 27, 1995, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and Marine Midland Business Loans, Inc., a Delaware corporation ("Secured Party"), with reference to the following facts:

                                    RECITALS

     A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994 (the "Loan Agreement").

     B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

     2. LEASES. With respect to Section 10.10 of the Loan Agreement and Item 30 of the Schedule thereto, the maximum aggregate lease rentals during any fiscal year shall be increased from $500,000 to $750,000.

     3. QUARTERLY STATEMENTS. With respect to Section 9.1(b) of the Loan Agreement, the quarterly financial statements shall include a statement of cash flow instead of a statement of retained earnings.

     4. MONTHLY STATEMENTS. The requirements of Section 9.1(c) of the Loan Agreement shall apply only to those months that are not the last month of a fiscal quarter or fiscal year; where a month is the last month of a fiscal quarter or fiscal year, the requirements of Sections 9.1(a) or (b) (as applicable) shall instead apply.

     5. QUARTERLY COMPLIANCE CERTIFICATE. The compliance certificate provided in Section 9.1(d) of the Loan Agreement shall be furnished within forty-five
(45) days after the end of each fiscal quarter.


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

     6. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

          (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

          (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

          (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

     7. CONTINUING EFFECT OF LOAN DOCUMENTS. To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all order respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

     8. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

     9. GOVERNING LAWS. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

     10. CONDITIONS PRECEDENT. This Amendment shall become effective when, and only when, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantors indicated hereinbelow, together with such other documents, instruments or agreements as Secured Party or its legal counsel may reasonably request.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound here by, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

                                             PICO MACOM, INC.


                                             By   /s/ JOSEPH T. KINGSLEY
                                                --------------------------------
                                                  Senior Vice President, CFO


                                             MARINE MIDLAND BUSINESS LOANS, INC.


                                             By   /s/ WILLIAM FIELD
                                                --------------------------------
                                                  Vice President

                              CONSENT OF GUARANTOR

     The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to Marine Midland Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment No. 1 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:  April 27, 1995

                                             PICO PRODUCTS, INC.



                                             By:  /s/ JOSEPH T. KINGSLEY
                                                 -------------------------------
                                                  Senior Vice President, CFO

                                 AMENDMENT NO. 2
                         TO LOAN AND SECURITY AGREEMENT

     This Amendment dated as of May 18, 1995, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and Marine Midland Business Loans, Inc., a Delaware corporation ("Secured Party"), with reference to the following facts:


                                    RECITALS

     A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994, as amended (the "Loan Agreement").

     B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

     2. ST. KITTS INVENTORY. With respect to Section 4.4 of the Loan Agreement, and subject to eligibility requirements set forth in Section 1.1(j) of the Loan Agreement, the Inventory of Debtor located at the premises of Pico (St. Kitts) Ltd. at the Pond Industrial Site in St. Kitts shall be deemed Eligible Inventory; provided, however, that the maximum amount of the Borrowing Capacity calculated upon such Inventory pursuant to Item 1(B)(ii) of the Schedule shall be limited to $750,000.

     3. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

          (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

          (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

          (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

     4. CONTINUING EFFECT OF LOAN DOCUMENTS. To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all other respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

     6. GOVERNING LAWS. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

     7. CONDITIONS PRECEDENT. This Amendment shall become effective when, and only when, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantor indicated hereinbelow, together with the following documents in form and substance satisfactory to Secured Party:

          (a) Letter agreement with Pico (St. Kitts) Ltd. pursuant to which it waives certain rights with respect to the Inventory in its possession and agrees to deliver such Inventory to Secured Party upon an Event of Default;

          (b) Favorable letter of opinion from Inniss and Inniss with respect to the enforceability, perfection and first-priority of Secured Party's security interest in such Inventory; and

          (c)  Such other documents as Secured Party may reasonably request.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.


                                             PICO MACOM, INC.


                                             By   /s/ JOSEPH T. KINGSLEY
                                                --------------------------------
                                                  Senior Vice President, CFO


                                             MARINE MIDLAND BUSINESS LOANS, INC.


                                             By   /s/ WILLIAM FIELD
                                                --------------------------------
                                                  Vice President

                              CONSENT OF GUARANTOR


     The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to Marine Midland Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment No. 2 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:  May 18, 1995

                                             PICO PRODUCTS, INC.



                                             By   /s/ JOSEPH T. KINGSLEY
                                                --------------------------------
                                                  Senior Vice President, CFO

                                             PICO (ST. KITTS) LTD.
                                             P.O. Box 460, Pond Estate
                                             Basseterre, St. Kitts, West Indies
                                             (809) 465-8079, (809) 465-8558
                                             FAX (809) 465-1029
                                             TELEX #361-6890


May 18, 1995



MARINE MIDLAND BUSINESS LOANS, INC.
4695 MacArthur Court
Suite 100
Newport Beach, California  92660


Gentlemen:

From time to time we have in our possession certain inventory (the "Inventory") of Pico Macom, Inc. a Delaware corporation (the "Debtor") which is in our possession for the purpose of processing, performing work on, or adding accessories or accessions to such Inventory at our place of business at the Ponds Industrial Site in St. Kitts (the "Premises").

We understand that pursuant to a Loan and Security Agreement dated as of May 25, 1994, as amended by and between the Debtor and Marine Midland Business Loans, Inc. (the "Lender") and related documents (collectively the "Transaction Documents"), the Lender has agreed in accordance with the terms specified therein, to extend credit to the Debtor based, in part, on the value of the Inventory. We further understand that such extensions of credit are secured by, among other things, a security interest granted by the Debtor to the Lender in all of the Debtor's now owned or hereafter acquired Inventory, including without limitation, the Inventory.

In consideration of our business relationship with the Debtor and in order to induce the Lender to extend credit to the Debtor from time to time based, in part, upon the value of the Inventory, we agree, intending to be legally bound hereby, as follows (this "Agreement"):

     1. We hereby acknowledge notice of the Lender's security interest in the Inventory.

Marine Midland Business Loans, Inc.
May 18, 1995
Page 2



     2. While the Inventory is in our possession, we will identify the Inventory in a manner satisfactory to be Lender as property of the Debtor.

     3. We hereby acknowledge and agree that any lien claim or security interest which we now have or may at any time hereafter acquire (whether arising under applicable law by contract with the Debtor or otherwise) in, to or against Inventory in our possession at the Premises or in the possession of our agents shall be junior and subordinate to the Lender's security interest in such Inventory, notwithstanding priorities which might otherwise exist under applicable law.

     4. As long as this Agreement is in effect, we will not foreclose upon, levy execution upon, attach or otherwise realize upon any security interest in, lien upon, or claim to any of the Inventory.

     5. We shall permit the Lender or its agents to enter upon the Premises during normal business hours to inspect or remove any of the Inventory. After the occurrence of an "Event of Default" as defined in the Transaction Documents, and upon the oral or written direction of the Lender, we shall refuse to release the Inventory to the Debtor or any party other than the Lender or the party designated by the Lender in such oral or written direction.

     6. By its signature below, the Debtor agrees that we shall have no liability to the Debtor whatsoever by reason of our surrender of possession of Inventory to the Lender at the Lender's oral or written direction.

     7. We agree that this agreement shall bind us and our successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns.

Marine Midland Business Loans, Inc.
May 18, 1995
Page 3


     8. This Agreement shall be a continuing agreement and shall remain in full force and effect until all liabilities and obligations of the Debtor to the Lender of every kind and description have been paid and discharged in full and all Transaction Documents have been terminate. This Agreement may not be amended or supplemented in any manner, other than by a writing signed by us, the Lender, and the Debtor.


Very truly yours,
PICO (ST. KITTS) LTD.



By   /s/ GRAYDON B. WALKER
     -----------------------------
     General Manager


ACKNOWLEDGED AND AGREED TO

PICO MACOM, INC.



By   /s/ JOSEPH T. KINGSLEY
     -----------------------------
     Senior Vice President, CFO



ACCEPTED:

MARINE MIDLAND BUSINESS LOANS, INC.



By   /s/ WILLIAM FIELD
     -----------------------------
     Vice President